MOORE  STEPHENS
ELLIS  FOSTER  LTD.

      CHARTERED  ACCOUNTANTS

1650 West 1st Avenue
Vancouver, BC Canada V6J 1G1
Telephone: (604) 737-8117 Facsimile: (604) 714-5916
E-Mail: generaldelivery@ellisfoster.bc.ca
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CONSENT  OF  INDEPENDENT  ACCOUNTANTS


We hereby consent to use in the Registration Statement of Form SB-2, being filed by Apollo Holdings, Inc., of our report dated February 9, 2001, related to the balance sheets of Apollo Holdings, Inc. as at December 31, 2000 and1999 and the related statement of stockholders' equity for the period from November 12, 1999 (inception) to December 31, 2000 and the statements of operations and cash flows from November 12, 1999 (inception) to December 31, 2000, year ended December 31, 2000 and the period from November 12, 1999 (inception) to December 31, 1999.

We also consent to use in the Registration Statement of Form SB-2, being filed by Apollo Holdings, Inc., of our report dated August 21, 2001, related to the consolidated balance sheets of Apollo Holdings, Inc. as at June 30, 2001 and December 31, 2000 and the related consolidated statement of stockholders' equity for the period from November 12, 1999 (inception) to June 30, 2001 and the consolidated statements of operations from November 12, 1999 (inception) to June 30, 2001, the three-month periods ended June 30, 2001 and 2000, and the six-month periods ended June 30, 2001 and 2000, and the consolidated statements of cash flows from November 12, 1999 (inception) to June 30, 2001 and the six-month periods ended June 30, 2001 and 2000.


Vancouver, Canada                    "MOORE STEPHENS ELLIS FOSTER LTD."
August 24, 2001                           Chartered  Accountants




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MS   An  independently owned and operated member of Moore Stephens North America
     Inc., a member of Moore Stephens International Limited - members in principal cities throughout the world


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